Reconciliations of Non-GAAP Financial Measures

December 31, 2018

(Unaudited)

SABRA HEALTH CARE REIT, INC.
2019 OUTLOOK

The table below sets forth our 2019 full year guidance (per diluted common share):

	Low	High
Net income attributable to common stockholders	$0.24	$0.32
Add:
Depreciation and amortization of real estate assets	0.90	0.90
Depreciation and amortization of real estate assets related to unconsolidated joint venture	0.11	0.11
Net loss on sales of real estate and impairment of real estate	0.77	0.77
FFO attributable to common stockholders	$2.02	$2.10

Normalizing items (1)	(0.16)	(0.16)
Normalized FFO attributable to common stockholders	$1.86	$1.94

FFO attributable to common stockholders	2.02	2.10
Stock-based compensation expense	0.07	0.07
Straight-line rental income adjustments	(0.12)	(0.12)
Amortization of above and below market lease intangibles, net	(0.03)	(0.03)
Non-cash interest income adjustments	(0.01)	(0.01)
Non-cash interest expense	0.04	0.04
Non-cash portion of loss on extinguishment of debt	0.03	0.03
AFFO attributable to common stockholders	$2.00	$2.08

Normalizing items (1)	(0.19)	(0.19)
Normalized AFFO attributable to common stockholders	$1.81	$1.89

Except as otherwise noted above, the foregoing projections reflect management’s view of current and future market conditions. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above. Except as otherwise required by law, the Company assumes no, and hereby disclaims any, obligation to update any of the foregoing projections as a result of new information or new or future developments.

(1) Normalizing items for FFO includes $0.31 related to the Holiday lease termination fee income, offset by $0.08 of operator transition/transaction costs primarily related to Senior Care Centers and $0.07 of loss on extinguishment of debt. Normalizing items for AFFO includes $0.31 related to the Holiday lease termination fee income, offset by $0.08 of operator transition/transaction costs primarily related to Senior Care Centers and $0.04 of cash loss on extinguishment of debt.

2

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
FFO, Normalized FFO, AFFO and Normalized AFFO
(dollars in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Net income attributable to common stockholders	$(19,394)	$101,385	$269,314	$148,141
Add:
Depreciation and amortization of real estate assets	48,078	51,592	191,379	113,882
Depreciation and amortization of real estate assets related to noncontrolling interests	(40)	(45)	(159)	(53)
Depreciation and amortization of real estate assets related to unconsolidated joint venture	5,324	—	21,253	—
Net loss (gain) on sales of real estate	14,247	(47,415)	(128,198)	(52,029)
Impairment of real estate	—	1,326	1,413	1,326
FFO attributable to common stockholders	$48,215	$106,843	$355,002	$211,267
Lease termination fee	—	—	—	(2,634)
CCP merger and transition costs	274	1,633	1,994	35,617
Loss on extinguishment of debt	2,917	—	2,917	553
Provision for doubtful accounts and loan losses, net	28,848	9,323	30,243	12,457
Other normalizing items (1)	9,989	116	19,391	279
Normalized FFO attributable to common stockholders	$90,243	$117,915	$409,547	$257,539
FFO attributable to common stockholders	$48,215	$106,843	$355,002	$211,267
Merger and acquisition costs (2)	43	505	636	30,255
Stock-based compensation expense	1,373	29	7,648	7,017
Straight-line rental income adjustments	(9,740)	(11,180)	(44,144)	(29,440)
Amortization of above and below market lease intangibles, net	3,508	(1,549)	7,701	(912)
Non-cash interest income adjustments	(578)	(632)	(2,300)	(769)
Non-cash interest expense	2,589	2,488	10,137	7,776
Non-cash portion of loss on extinguishment of debt	874	—	874	553
Change in fair value of contingent consideration	—	126	—	(426)
Provision for doubtful straight-line rental income, loan losses and other reserves	29,513	10,044	40,806	16,854
Other non-cash adjustments related to unconsolidated joint venture	1,520	—	2,652	—
Other non-cash adjustments	(30)	(104)	25	103
AFFO attributable to common stockholders	$77,287	$106,570	$379,037	$242,278
CCP transition costs	241	708	1,461	5,005
Cash portion of loss on extinguishment of debt	2,043	—	2,043	—
Lease termination fee	—	—	—	(2,634)
(Recovery of) provision for doubtful cash income	(508)	(385)	(2,668)	176
Other normalizing items (1)	4,761	236	7,913	294
Normalized AFFO attributable to common stockholders	$83,824	$107,129	$387,786	$245,119
Amounts per diluted common share attributable to common stockholders:
Net (loss) income	$(0.11)	$0.57	$1.51	$1.40
FFO	$0.27	$0.60	$1.99	$2.00
Normalized FFO	$0.50	$0.66	$2.29	$2.43
AFFO	$0.43	$0.60	$2.11	$2.28
Normalized AFFO	$0.47	$0.60	$2.16	$2.31
Weighted average number of common shares outstanding, diluted:
Net (loss) income	178,314,638	178,428,200	178,721,744	105,842,434
FFO and Normalized FFO	178,932,966	178,428,200	178,721,744	105,842,434
AFFO and Normalized AFFO	179,394,677	178,647,299	179,338,881	106,074,862

(1)
Other normalizing items for FFO for the three months and year ended December 31, 2018 include $5.2 million and $11.5 million, respectively, of acceleration of above market lease intangible amortization. Other normalizing items for FFO and AFFO for the three months and year ended December 31, 2018 include $4.3 million and $4.7 million, respectively, of non-Senior Housing - Managed operating expenses. In addition, the year ended December 31, 2018 includes $5.5 million of capitalized issuance costs related to our preferred stock issuance that were written off as a result of the June 1, 2018 preferred stock redemption and $0.6 million of expenses related to the previously anticipated refinancing of our senior notes, as well as legal fees related to the recovery of previously reserved cash rental income, partially offset by other income of $3.2 million earned during the period related to legacy CCP investments and $0.9 million of interest income from a legacy CCP loan receivable that was fully repaid in June 2018, which represents the difference between the outstanding principal balance repaid and its discounted book value.

(2)	Merger and acquisition costs primarily relate to the CCP merger.

See reporting definitions.	3

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA, Pro Forma Annualized Adjusted EBITDA,
and Pro Forma Annualized Adjusted EBITDA, As Adjusted
(in thousands)

	Year Ended December 31,
	2018	2017
Net income attributable to Sabra Health Care REIT, Inc.	$279,082	$158,383
Interest	147,106	88,440
Income tax expense	3,011	651
Depreciation and amortization	191,379	113,882
Sabra’s share of unconsolidated joint venture:
Interest, depreciation and amortization and income tax expense	41,391	—
EBITDA	$661,969	$361,356

Stock-based compensation expense	7,648	7,017
Merger and acquisition costs	636	30,255
CCP transition costs	1,461	5,005
Provision for doubtful straight-line rental income, loan losses and other reserves	33,281	6,367
Impairment of real estate	1,413	1,326
Loss on extinguishment of debt	2,917	553
Other income	239	(2,876)
Net gain on sales of real estate	(128,198)	(52,029)
Adjusted EBITDA (1)	$581,366	$356,974

Annualizing adjustments (2)	(354)	245,348
Annualized Adjusted EBITDA (3)	$581,012	$602,322

Pro Forma adjustments for:
Acquisitions and dispositions (4)	—	40,011
Genesis rent reductions	—	(19,000)
Remaining CCP rent reductions	—	(5,983)
Facilities transitioned to new operator	—	(5,530)
Unconsolidated joint venture interest expense	(18,435)	—
Pro Forma Annualized Adjusted EBITDA (3)	$562,577	$611,820

Adjustment for:
Annualized unconsolidated joint venture interest expense (6)	18,435	18,993
Pro Forma Annualized Adjusted EBITDA, as adjusted (7)	$581,012	$630,813

(1)
Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program and loan loss reserves.

(2)
Annualizing adjustments give effect to the acquisitions and dispositions completed during the twelve months ended for the respective period as though such acquisitions and dispositions were completed as of the beginning of the period.

(3)	Annualized Adjusted EBITDA is calculated as Adjusted EBITDA as adjusted to give effect to the adjustments described in footnote 2 above and is used in the calculation of Net Debt to Adjusted EBITDA.

(4)	The year ended December 31, 2017 includes the Enlivant and North American Healthcare II acquisitions completed subsequent to December 31, 2017.
(5) Pro Forma Annualized Adjusted EBITDA is calculated as Annualized Adjusted EBITDA adjusted to give effect to acquisitions, dispositions and other transactions completed after the period presented as though such acquisitions, dispositions and other transactions occurred at the beginning of the period.
(6) Represents Sabra’s annualized pro rata share of unconsolidated joint venture interest expense.
(7) Pro Forma Annualized Adjusted EBITDA, as adjusted is used in the calculation of Net Debt to Adjusted EBITDA - Including Unconsolidated Joint Venture.

See reporting definitions.	4

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended December 31, 2018
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$33,892	$12,435	$2,776	$(1,805)	$13,406	$9,533	$3,844	$(80,058)	$(19,383)
Adjustments:
Depreciation and amortization	32,440	8,889	2,371	—	11,260	4,156	—	222	48,078
Interest	1,656	458	—	—	458	—	—	35,112	37,226
General and administrative	—	—	—	—	—	—	—	11,298	11,298
Merger and acquisition costs	—	—	—	—	—	—	—	43	43
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	29,626	29,626
Loss on extinguishment of debt	—	—	—	—	—	—	—	2,917	2,917
Other income	—	—	—	—	—	—	—	(324)	(324)
Net loss on sales of real estate	12,581	1,614	52	—	1,666	—	—	—	14,247
Loss from unconsolidated JV	—	—	—	1,805	1,805	—	—	—	1,805
Income tax expense	—	—	—	—	—	—	—	1,164	1,164
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	9,918	9,918	—	—	—	9,918

Net Operating Income	$80,569	$23,396	$5,199	$9,918	$38,513	$13,689	$3,844	$—	$136,615

Non-cash revenue adjustments	(3,196)	(1,521)	—	—	(1,521)	(1,512)	(578)	—	(6,807)

Cash Net Operating Income	$77,373	$21,875	$5,199	$9,918	$36,992	$12,177	$3,266	$—	$129,808

Cash Net Operating Income not included in same store	(3,685)	(873)	(28)	—	(901)	—

Same store Cash Net Operating Income	$73,688	$21,002	$5,171	$9,918	$36,091	$12,177

See reporting definitions.	5

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended September 30, 2018
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$57,540	$15,391	$2,073	$(1,725)	$15,739	$9,455	$3,932	$(51,438)	$35,228
Adjustments:
Depreciation and amortization	32,609	8,739	2,719	—	11,458	4,180	—	221	48,468
Interest	2,105	462	—	—	462	—	—	34,738	37,305
General and administrative	—	—	—	—	—	—	—	8,022	8,022
Merger and acquisition costs	—	—	—	—	—	—	—	151	151
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	8,910	8,910
Impairment of real estate	—	—	—	—	—	—	—	(1,336)	(1,336)
Net gain on sales of real estate	(2)	(12)	—	—	(12)	—	—	—	(14)
Loss from unconsolidated JV	—	—	—	1,725	1,725	—	—	—	1,725
Income tax expense	—	—	—	—	—	—	—	732	732
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	8,747	8,747	—	—	—	8,747

Net Operating Income	$92,252	$24,580	$4,792	$8,747	$38,119	$13,635	$3,932	$—	$147,938

Non-cash revenue adjustments	(719)	(2,839)	—	—	(2,839)	(1,535)	(547)	—	(5,640)
Foreign exchange rate adjustment	—	—	(23)	—	(23)	—	—	—	(23)

Cash Net Operating Income	$91,533	$21,741	$4,769	$8,747	$35,257	$12,100	$3,385	$—	$142,275

Cash Net Operating Income not included in same store	(4,206)	(421)	(82)	—	(9,250)	—

Same store Cash Net Operating Income	$87,327	$21,320	$4,687	$8,747	$26,007	$12,100

See reporting definitions.	6

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Facility Type
(in thousands)

	Year Ended December 31, 2018
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$360,256	$75,838	$9,827	$(5,431)	$80,234	$37,893	$16,667	$(215,935)	$279,115
Adjustments:
Depreciation and amortization	128,391	34,759	10,712	—	45,471	16,630	—	887	191,379
Interest	7,811	1,864	—	—	1,864	—	—	137,431	147,106
General and administrative	—	—	—	—	—	—	—	36,458	36,458
Merger and acquisition costs	—	—	—	—	—	—	—	636	636
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	39,075	39,075
Impairment of real estate	881	532	—	—	532	—	—	—	1,413
Loss on extinguishment of debt	—	—	—	—	—	—	—	2,917	2,917
Other income	—	—	—	—	—	—	—	(4,480)	(4,480)
Net (gain) loss on sales of real estate	(111,951)	(16,299)	52	—	(16,247)	—	—	—	(128,198)
Loss from unconsolidated JV	—	—	—	5,431	5,431	—	—	—	5,431
Income tax expense	—	—	—	—	—	—	—	3,011	3,011
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	36,763	36,763	—	—	—	36,763

Net Operating Income	$385,388	$96,694	$20,591	$36,763	$154,048	$54,523	$16,667	$—	$610,626

Non-cash revenue adjustments	(20,040)	(9,987)	—	—	(9,987)	(6,414)	(2,300)	—	(38,741)

Cash Net Operating Income	$365,348	$86,707	$20,591	$36,763	$144,061	$48,109	$14,367	$—	$571,885

Annualizing adjustments	(49,885)	1,643	91	—	1,734	887	(2,652)	—	(49,916)

Annualized Cash Net Operating Income (1)	$315,463	$88,350	$20,682	$36,763	$145,795	$48,996	$11,715	$—	$521,969

(1)
Annualized Cash Net Operating Income assumes that the sale of 26 Skilled Nursing/Transitional Care facilities and two Senior Housing communities from the Senior Care Centers portfolio that are currently under contract to sell and the transition of the remaining 10 facilities currently operated by Senior Care Centers to one or more new operators were completed at the beginning of the period presented.

See reporting definitions.	7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Payor Type
(in thousands)

	Year Ended December 31, 2018
	Private Payors	Non-Private Payors	Interest and Other Income	Corporate	Total
Net income (loss)	$141,588	$336,795	$16,667	$(215,935)	$279,115
Adjustments:
Depreciation and amortization	74,814	115,678	—	887	191,379
Interest	3,541	6,134	—	137,431	147,106
General and administrative	—	—	—	36,458	36,458
Merger and acquisition costs	—	—	—	636	636
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	39,075	39,075
Impairment of real estate	576	837	—	—	1,413
Loss on extinguishment of debt	—	—	—	2,917	2,917
Other income	—	—	—	(4,480)	(4,480)
Net gain on sales of real estate	(23,075)	(105,123)	—	—	(128,198)
Loss from unconsolidated JV	5,431	—	—	—	5,431
Income tax expense	—	—	—	3,011	3,011
Sabra’s share of unconsolidated JV Net Operating Income	36,763	—	—	—	36,763

Net Operating Income	$239,638	$354,321	$16,667	$—	$610,626

Non-cash revenue adjustments	(16,990)	(19,451)	(2,300)	—	(38,741)

Cash Net Operating Income	$222,648	$334,870	$14,367	$—	$571,885

Annualizing adjustments	(8,143)	(39,121)	(2,652)	—	(49,916)

Annualized Cash Net Operating Income (1)	$214,505	$295,749	$11,715	$—	$521,969

(1)
Annualized Cash Net Operating Income assumes that the sale of 26 Skilled Nursing/Transitional Care facilities and two Senior Housing communities from the Senior Care Centers portfolio that are currently under contract to sell and the transition of the remaining 10 facilities currently operated by Senior Care Centers to one or more new operators were completed at the beginning of the period presented.

See reporting definitions.	8

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Relationship
(in thousands)

	Year Ended December 31, 2018
	Enlivant	Avamere Family of Companies	Signature Healthcare	North American Healthcare	Holiday AL Holdings LP	Signature Behavioral	Cadia Healthcare	Genesis Healthcare, Inc.	Healthmark Group	The McGuire Group	All Other Relationships	Corporate	Total
Net income (loss)	$1,357	$33,925	$24,353	$27,493	$23,016	$23,579	$23,125	$151,083	$3,997	$13,816	$169,306	$(215,935)	$279,115
Adjustments:
Depreciation and amortization	3,722	12,276	14,855	10,830	15,184	9,647	9,599	9,163	3,896	7,127	94,193	887	191,379
Interest	—	—	—	—	—	—	—	4,657	—	—	5,018	137,431	147,106
General and administrative	—	—	—	—	—	—	—	—	—	—	—	36,458	36,458
Merger and acquisition costs	—	—	—	—	—	—	—	—	—	—	—	636	636
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	—	—	—	—	39,075	39,075
Impairment of real estate	—	—	—	—	—	—	—	—	—	—	1,413	—	1,413
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	2,917	2,917
Other income	—	—	—	—	—	—	—	—	—	—	—	(4,480)	(4,480)
Net gain on sales of real estate	—	—	(414)	—	—	—	—	(126,080)	—	—	(1,704)	—	(128,198)
Loss from unconsolidated JV	5,431	—	—	—	—	—	—	—	—	—	—	—	5,431
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	3,011	3,011
Sabra’s share of unconsolidated JV Net Operating Income	36,763	—	—	—	—	—	—	—	—	—	—	—	36,763

Net Operating Income	$47,273	$46,201	$38,794	$38,323	$38,200	$33,226	$32,724	$38,823	$7,893	$20,943	$268,226	$—	$610,626

Non-cash revenue adjustments	—	(5,472)	(2,230)	(4,207)	(4,040)	(1,973)	(5,418)	526	6,629	(5,779)	(16,777)	—	(38,741)

Cash Net Operating Income	$47,273	$40,729	$36,564	$34,116	$34,160	$31,253	$27,306	$39,349	$14,522	$15,164	$251,449	$—	$571,885

Annualizing adjustments	1,745	462	162	2,565	889	520	1,962	(15,148)	1,586	25	(44,684)	—	(49,916)

Annualized Cash Net Operating Income (1)	$49,018	$41,191	$36,726	$36,681	$35,049	$31,773	$29,268	$24,201	$16,108	$15,189	$206,765	$—	$521,969

(1)
Annualized Cash Net Operating Income assumes that the sale of 26 Skilled Nursing/Transitional Care facilities and two Senior Housing communities from the Senior Care Centers portfolio that are currently under contract to sell and the transition of the remaining 10 facilities currently operated by Senior Care Centers to one or more new operators were completed at the beginning of the period presented.

See reporting definitions.	9

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS

Adjusted EBITDA. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance.
Annualized Cash Net Operating Income (“Annualized Cash NOI”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues. Annualized Cash NOI excludes all other financial statement amounts included in net income.
Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents.
Cash Net Operating Income (“Cash NOI”).   The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues. Cash NOI excludes all other financial statement amounts included in net income.
Funds From Operations Attributable to Common Stockholders (“FFO”) and Adjusted Funds from Operations Attributable to Common Stockholders (“AFFO”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations attributable to common stockholders, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“NAREIT”), and adjusted funds from operations attributable to common stockholders, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income attributable to common stockholders, as defined by GAAP. FFO is defined as net income attributable to common stockholders, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to our unconsolidated joint venture, and real estate impairment charges. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, straight-line rental income adjustments, amortization of above and below market lease intangibles, non-cash interest income adjustments, non-cash interest expense, change in fair value of contingent consideration, non-cash portion of loss on extinguishment of debt, provision for doubtful straight-line rental income, loan losses and other reserves and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and our share of non-cash adjustments related to our unconsolidated joint venture. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income attributable to common stockholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently than the Company does.
Net Operating Income (“NOI”).  The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.
Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other REITs that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.

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